UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_______________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (date of earliest event reported): September 13, 2019

DECKERS OUTDOOR CORPORATION
(Exact name of registrant as specified in its charter)

____________Delaware________________
(State or other jurisdiction of incorporation)

001-36436	95-3015862
(Commission File Number)	(I.R.S. Employer Identification No.)
250 Coromar Drive, Goleta, California 93117

Registrant's telephone number, including area code (805) 967-7611

_______________________________________________________
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	DECK	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.
On September 13, 2019, Deckers Outdoor Corporation (the "Company") held its 2019 Annual Meeting of Stockholders (the "Annual Meeting"), virtually via live webcast at http://www.virtualshareholdermeeting.com/DECK2019, during which the Company's stockholders voted on three proposals. The Company had 28,965,657 shares of common stock outstanding on July 17, 2019, the record date for the Annual Meeting. At the Annual Meeting, 25,986,225 shares of common stock were present virtually or represented by proxy.
The following sets forth the final results of the voting for the three proposals voted upon at the Annual Meeting. These matters are described in more detail in the Company's definitive proxy statement on Schedule 14A, which the Company filed with the Securities and Exchange Commission on July 26, 2019 (the "Proxy Statement").
Election of Directors (Proposal No. 1)
The stockholders elected nine candidates nominated by the Board of Directors of the Company to serve as directors of the Company until the annual meeting of stockholders to be held in 2020 or until their successors are elected and duly qualified. The following sets forth the results of the voting with respect to each candidate:

	Shares Voted
Name of Candidate	For	Authority Withheld	Broker Non-Votes
John M. Gibbons	24,336,240	292,978	1,357,007
Nelson C. Chan	23,290,291	1,338,927	1,357,007
Cynthia (Cindy) L. Davis	24,563,953	65,265	1,357,007
Michael F. Devine, III	24,565,947	63,271	1,357,007
Dave Powers	24,570,920	58,298	1,357,007
James Quinn	24,141,782	487,436	1,357,007
Lauri M. Shanahan	24,496,194	133,024	1,357,007
Brian A. Spaly	24,143,523	485,695	1,357,007
Bonita C. Stewart	23,723,169	906,049	1,357,007
Ratification of the Appointment of KPMG LLP as Independent Registered Public Accounting Firm (Proposal No. 2)
The stockholders ratified the appointment of KPMG LLP as the Company's independent registered public accounting firm for the fiscal year 2020, which covers the period from April 1, 2019 to March 31, 2020. The following sets forth the results of the voting with respect to this proposal

Shares Voted
For	Against	Abstentions
25,067,591	866,859	51,775
Advisory Vote on Executive Compensation (Proposal No. 3)
The stockholders approved, on a non-binding advisory basis, the compensation of the Company's named executive officers, as described in the Proxy Statement. The following sets forth the results of the voting with respect to this proposal:

Shares Voted
For	Against	Abstentions	Broker Non-Votes
23,882,659	689,621	56,938	1,357,007
No other matters were presented for consideration or stockholder action at the Annual Meeting.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 18, 2019

Deckers Outdoor Corporation
/s/ Thomas Garcia
Thomas Garcia, General Counsel